                                  SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                              (Amendment No. ___)

Filed by the Registrant [_]

Filed by a Party other than the Registrant [X]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))
[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-12

                    COMPUTER ASSOCIATES INTERNATIONAL, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)

                            RANGER GOVERNANCE, LTD.
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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

                               EXPLANATORY NOTE

     Ranger Governance, Ltd., a Texas limited partnership ("Ranger"), is filing the materials contained in this Schedule 14A with the Securities and Exchange Commission in connection with a solicitation of proxies (the "Solicitation") in support of electing Ranger nominees to the board of directors of Computer Associates International, Inc. ("Computer Associates") at the 2001 annual meeting of stockholders of Computer Associates.



Table of Contents
-----------------

Ranger press release, dated as of August 10, 2001................   Item 1

Selected information used in Ranger's Solicitation...............   Item 2



Content of Item 1
-----------------

For Immediate Release
---------------------


                 RANGER GOVERNANCE ISSUES STATEMENT REGARDING
               ISS RECOMMENDATION FOR COMPUTER ASSOCIATES BOARD

Dallas, TX, August 10, 2001 - Ranger Governance, Ltd. today issued the following statement regarding Institutional Shareholder Services' (ISS) recommendation on the election of directors at Computer Associates' (NYSE: CA) annual meeting of shareholders on August 29, 2001:

     "We are disappointed that ISS has endorsed the incumbent board of a company we believe is not growing in any meaningful way. We believe that the board and management of Computer Associates need to change in order to improve the company's performance, culture and growth. We believe our message of corporate governance, accountable and flexible management and enhancement of shareholder value is being heard by shareholders."

Ranger noted that ISS indicated that:

     "Mr. Wyly and his colleagues have mounted a credible case for change at CA, and now offer shareholders a business model that has clearly worked in the past. The dissidents have also put together an `all-star' board whose credentials are nearly unimpeachable to oversee the implementation of Ranger's plan for CA."*

     "[Wyly] has come up with a fairly detailed alternative to management's plan. Furthermore, his strategy appears well-tailored to remedy some of the fundamental weaknesses of CA's business in the past, customer-centric as it is (the plan also would allow customers to buy only those CA products they truly want and need, addressing previous complaints that many CA customers were forced to buy products that they never used, or `shelf-ware')."*

About Ranger Governance, Ltd.

Ranger Governance is a Dallas-based investment company created by entrepreneurs Sam Wyly and Charles Wyly, and an affiliate of Ranger Capital Group, a multi-manager investment fund also based in Dallas. On July 27, 2001, Ranger Governance filed a definitive proxy statement with the Securities and Exchange Commission in connection with Ranger's solicitation of proxies to elect its director nominees at the 2001 annual stockholders meeting of Computer Associates and has mailed copies to stockholders. Ranger is proposing a comprehensive restructuring plan which it believes will maximize shareholder value, position Computer Associates for future growth, and dramatically improve its relations with customers, employees and investors. Ranger urges stockholders to read its proxy statement because it contains important information. More information about Ranger Governance and copies of its definitive proxy statement are available at www.rangergov.com. Copies of Ranger's definitive proxy statement and other Ranger soliciting materials are also available at the Securities and Exchange Commission's website at www.sec.gov.



*Proxy Analysis: Computer Associates International, Inc., August 10, 2001 (Permission to use quotations neither sought nor obtained)

Contact:

        Media:                                       Investors:
        Dan Katcher/Joele Frank                      Morrow & Co., Inc.
        Joele Frank, Wilkinson Brimmer Katcher       (212) 754-8000
        (212) 355-4449


                                    #  #  #

Item 2
------

Ranger is using the following information in its Solicitation, which was obtained via http://www.ca.com/offices/usa/region11.htm:

CALIFORNIA (ALAMEDA)
1201 MARINA VILLAGE PKY
P O BOX 4026
ALAMEDA, CA 94501-1046
510-769-1400

CALIFORNIA (HUNTINGTON BEACH)
7755 CENTER AVE.
SUITE 760
HUNTINGTON BEACH, CA 92647-3007
714-895-3018

CALIFORNIA (INGLEWOOD)
9800 LA CIENEGA BLVD.
SUITES 600
INGLEWOOD, CA 90301
310-670-6500

CALIFORNIA (IRVINE)
19100 VON KARMAN
SUITE 900
IRVINE, CA 92612
949-797-2750

CALIFORNIA (REDWOOD CITY)
555 TWIN DOLPHIN DR.
SUITE 400
REDWOOD CITY, CA 94065
650-591-8200

CALIFORNIA (SANTA BARBARA)
6500 HOLLISTER AVE.
SUITE 150
SANTA BARBARA, CA 93117
805-562-9959

CALIFORNIA (SAN RAFAEL)
120 STONYPOINT ROAD
2ND FLOOR, SUITE 200
SANTA ROSA, CA 95401
707-284-7500

CALIFORNIA (SANTA ROSA)
3558 ROUND BARN BLVD.
SUITE 101
SANTA ROSA, CA 95403
707-528-6560

CALIFORNIA (NAPA)
5 FINANCIAL PLAZA
SUITE 106
NAPA, CA 94558
707-255-8000

CALIFORNIA (PLEASANTON)
6700 KOLL CENTER
PARKWAY 300
PLEASANTON, CA 94566
925-461-2625

CALIFORNIA (RANCHO CORDOVA)
10811 INTERNATIONAL DRIVE
RANCHO CORDOVA, CA 95670
916-463-8500

CALIFORNIA (SAN BERNARDINO)
625 E. CARNEGIE DRIVE
SUITE 100
SAN BERNARDINO, CA 92408-3510
909-889-2663

CALIFORNIA (SAN DIEGO)
9740 SCRANTON RD.
SUITE 200
SAN DIEGO, CA 92121-1745
858-452-0170

CALIFORNIA (SAN RAFAEL)
4040 CIVIC CENTER DRIVE
SUITE 400
SAN RAFAEL, CA 94903
415-507-7300

CALIFORNIA (SAN JOSE)
2044 CONCOURSE DR.
SAN JOSE, CA 95131
408-965-8800

CALIFORNIA (WESTLAKE VILLAGE)
340 N. WESTLAKE BLVD.
SUITES 112, 120,155
WESTLAKE VILLAGE, CA 91362
805-494-4449

CALIFORNIA (WEST HILLS)
8511 FALLBROOK AVENUE
WEST HILLS, CA 91304
818-593-0300